                                                                Exhibit (g)(2)


                                   APPENDIX A
                               CUSTODIAN AGREEMENT


LIBERTY FUNDS TRUST I                                     EFFECTIVE DATE


     Liberty High Yield Securities Fund                   10/24/01
     Liberty Strategic Income Fund                        10/24/01
     Liberty Tax-Managed Growth Fund                      10/10/01
     Liberty Tax-Managed Growth Fund II                   10/10/01
     Liberty Tax-Managed Value Fund                       10/10/01
     Liberty Tax-Managed Aggressive Growth Fund           10/10/01


LIBERTY FUNDS TRUST II

     Liberty Newport Japan Opportunities Fund             10/24/01
     Liberty Newport Greater China Fund                   10/24/01
     Liberty Money Market Fund                            10/10/01


LIBERTY FUNDS TRUST III

     Liberty Select Value Fund                            10/10/01
     The Liberty Fund                                     10/24/01
     Liberty Newport Global Equity Fund                   10/24/01
     Liberty Federal Securities Fund                      10/24/01
     Liberty Contrarian Income Fund                       10/10/01
     Liberty Intermediate Government Income Fund          11/25/02
     Liberty Quality Plus Bond Fund                       11/25/02
     Liberty Corporate Bond Fund                          11/25/02

LIBERTY FUNDS TRUST IV

     Liberty Tax-Exempt Fund                              10/17/01
     Liberty Tax-Exempt Insured Fund                      10/17/01
     Liberty Utilities Fund                               10/10/01
     Liberty Municipal Money Market Fund                  10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


LIBERTY FUNDS TRUST V                                             EFFECTIVE DATE

     Liberty California Tax-Exempt Fund                           10/17/01
     Liberty Connecticut Tax-Exempt Fund                          10/17/01
     Liberty Massachusetts Tax-Exempt Fund                        10/17/01
     Liberty New York Tax-Exempt Fund                             10/17/01
     Liberty New Jersey Intermediate Municipal Bond Fund          11/18/02
     Liberty New York Intermediate Municipal Bond Fund            11/25/02
     Liberty Rhode Island Intermediate Municipal Bond Fund        11/18/02
     Liberty Florida Intermediate Municipal Bond Fund             11/18/02
     Liberty Pennsylvania Intermediate Municipal Bond Fund        11/25/02
     Liberty Connecticut Intermediate Municipal Bond Fund         11/18/02
     Liberty Massachusetts Intermediate Municipal Bond Fund       12/09/02
     Liberty Large Company Index Fund                             12/09/02
     Liberty U.S. Treasury Index Fund                             11/25/02
     Liberty Small Company Index Fund                             11/25/02
     Liberty Intermediate Tax Exempt Bond Fund                    11/25/02

LIBERTY FUNDS TRUST VI

     Liberty Small-Cap Value Fund                                 10/10/01
     Liberty Growth & Income Fund                                 10/10/01
     Liberty Newport Asia-Pacific Fund                            10/24/01


LIBERTY FUNDS TRUST VII

     Liberty Newport Tiger Fund                                   10/24/01
     Liberty Newport Europe Fund                                  10/24/01


CLOSED END FUNDS

     Colonial Intermediate High Income Fund                       10/24/01
     Colonial InterMarket Income Trust I                          10/24/01
     Colonial Insured Municipal Fund                              10/17/01
     Colonial California Insured Municipal Fund                   10/17/01
     Colonial New York Insured Municipal Fund                     10/17/01
     Colonial Municipal Income Trust                              10/17/01
     Colonial Investment Grade Municipal Trust                    10/17/01
     Colonial High Income Municipal Trust                         10/17/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


LIBERTY VARIABLE INVESTMENT TRUST                                 EFFECTIVE DATE
     Liberty Value Fund, VS                                       10/10/01
     Colonial Global Equity Fund, VS                              10/24/01
     Colonial U.S. Growth & Income Fund, VS                       10/10/01
     Colonial Small Cap Value Fund, VS                            10/10/01
     Liberty All-Star Equity Fund, VS                             10/17/01
     Crabbe Huson Real Estate Investment Fund, VS                 10/10/01
     Liberty Select Value Fund, VS                                10/10/01
     Liberty S&P 500 Index Fund, VS                               10/10/01
     Rydex Health Care Fund, VS                                   10/10/01
     Rydex Financial Services Fund, VS                            10/10/01
     Stein Roe Global Utilities Fund, VS                          10/10/01
     Colonial Strategic Income Fund, VS                           10/24/01
     Colonial High Yield Securities Fund, VS                      10/24/01
     Colonial International Horizons Fund, VS                     10/24/01
     Colonial International Fund for Growth Fund, VS              10/24/01
     Liberty Newport Japan Opportunities Fund, VS                 10/24/01
     Newport Tiger Fund, VS                                       10/24/01


     Liberty All-Star Growth Fund, Inc.                           10/17/01
     Liberty All-Star Equity Fund                                 10/17/01


LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
     Liberty Midcap Growth Fund                                   10/10/01
     Stein Roe Capital Opportunities Fund                         10/10/01
     Liberty (formerly Stein Roe) Global Thematic Equity Fund     10/10/01
     Stein Roe Balanced Fund                                      10/10/01
     Liberty (formerly Stein Roe) European Thematic Equity Fund   10/10/01
     Liberty (formerly Stein Roe) Growth Stock Fund               10/10/01
     Liberty (formerly Stein Roe)Young Investor Fund              10/10/01
     Liberty Asset Allocation Fund                                11/18/02
     Liberty Strategic Equity Fund                                11/25/02
     Liberty Large Cap Core Fund                                  12/09/02
     Liberty Equity Value Fund                                    11/25/02
     Liberty Small Cap Fund                                       11/18/02
     Liberty Small Company Equity Fund                            11/18/02
     Liberty Equity Growth Fund                                   11/18/02
     Liberty International Equity Fund                            11/18/02

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)

LIBERTY-STEIN ROE FUNDS TRUST                                     EFFECTIVE DATE
     Stein Roe Institutional Client High Yield Fund               10/10/01

LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST
     Stein Roe Intermediate Municipals Fund                       10/10/01
     Liberty (formerly Stein Roe) Managed Municipals Fund         10/10/01
     Liberty (formerly Stein Roe) High Yield Municipal Fund       10/10/01


LIBERTY-STEIN ROE ADVISOR TRUST


LIBERTY-STEIN ROE FUNDS INCOME TRUST
     Stein Roe Cash Reserves Fund                                 10/10/01
     Liberty (formerly Stein Roe) Income Fund                     10/10/01
     Liberty (formerly Stein Roe) Intermediate Bond Fund          10/10/01


SR&F BASE TRUST


Liberty Floating Rate Fund                                        10/10/01


Liberty-Stein Roe Institutional Floating Rate Income Fund         10/10/01


Stein Roe Floating Rate Limited Liability Company                 10/10/01

                                   APPENDIX A
                         CUSTODIAN AGREEMENT (CONTINUED)


STEINROE VARIABLE INVESTMENT TRUST                                EFFECTIVE DATE
     Stein Roe Balanced Fund, VS                                  10/10/01
     Stein Roe Growth Stock Fund, VS                              10/10/01
     Stein Roe Small Company Growth Fund, VS                      10/10/01
     Stein Roe Money Market Fund, VS                              10/10/01
     Liberty Federal Securities Fund, VS                          10/10/01



FOR THE ABOVE FUND PARTIES               STATE STREET BANK AND TRUST COMPANY




By:                                      By:
       ----------------------                   ------------------------

Name:                                    Name:  Joseph L. Hooley
       ----------------------                   ------------------------

Title:                                   Title: Executive Vice President
       ----------------------                   ------------------------



Date:  November 4, 2002
       -----------------------